Exhibit 99.1

This Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared solely for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee. Keystone Consolidated Industries, Inc.'s ("Keystone") wholly owned subsidiary, Engineered Wire Products, Inc. ("EWP"), has not filed for protection under Chapter 11 of Title 11 of the United States Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete.

                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                          EASTERN DISTRICT OF WISCONSIN


Case Name:   FV Steel & Wire Company ("FVSW")             Case No:  04-22421-SVK
             Keystone Consolidated Industries, Inc. ("KCI")         04-22422-SVK
             DeSoto Environmental Management, Inc. ("DEMI")         04-22423-SVK
             J.L. Prescott Company ("JLP")                          04-22424-SVK
             Sherman Wire Company ("SWC")                           04-22425-SVK
             Sherman Wire of Caldwell, Inc.("SWCI")                 04-22426-SVK


                            FOR MONTH OF MARCH, 2004.
                              I. FINANCIAL SUMMARY

                         CASH RECEIPTS AND DISBURSEMENTS

                                    FVSW      KCI       DEMI       JLP       SWC       SWCI       Total
                                    ----      ---       ----       ---       ---       ----       -----
A.  CASH ON HAND START OF MONTH         $0   $342,038        $0        $0       $660        $0     $342,698
                                  --------------------------------------------------------------------------
B.  RECEIPTS                             0 61,213,335         0         0      8,449         0   61,221,784
C.  DISBURSEMENTS                        0 57,558,038         0         0      9,559         0   57,567,597
                                  --------------------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)         0  3,655,297         0         0     (1,110)        0    3,654,187
                                  --------------------------------------------------------------------------
                                  --------------------------------------------------------------------------
E.  CASH ON HAND END OF MONTH           $0 $3,997,335        $0        $0      ($450)       $0   $3,996,885
                                  ==========================================================================

Note 1 - KCI Cash On Hand At End of Month includes $4,437,996 of cash held in escrow for PSC Metals, Inc. pending resolution of disputed ferrous scrap ownership.
Note 2 - KCI Receipts include $23,003,540 of advances on its Revolving Line of Credit (RLC).
Note 3 - KCI Disbursements include $22,011,530 of payments on its RLC.
Note 4 - KCI Receipts and Disbursements include transfers from and to, respectively KCI accounts of $10,446,114
Note 5 - SWC Receipts and KCI Disbursements include transfers from KCI to SWC of $8,449.

                        CASH DISBURSEMENT RECONCILIATION

                                    FVSW      KCI       DEMI       JLP       SWC       SWCI       Total
                                    ----      ---       ----       ---       ---       ----       -----
Per Schedule of Receipts
 and Disbursement                        0  57,558,038        0         0      9,559         0   57,567,597
Less:
    Payments on Revolving
      Credit Facility                      (22,011,530)                                         (22,011,530)
    Transfers to other cash accounts       (10,454,563)                                         (10,454,563)

                                  --------------------------------------------------------------------------
Net Cash Disbursements                  $0 $25,091,945       $0        $0     $9,559        $0  $25,101,504
                                  ==========================================================================

                            PROFIT AND LOSS STATEMENT
                                  ACCRUAL BASIS

                                                                                                   Sub       Elimin-
                                    FVSW      KCI       DEMI       JLP       SWC       SWCI       Total       ations       Total
                                    ----      ---       ----       ---       ---       ----       -----       ------       -----
A   NET SALES                         $0  $23,880,692       $0        $0   $896,203      $771  $24,777,666 ($1,266,025) $23,511,641
B.  COST OF SALES                      0   19,753,083        0         0    924,849    13,848   20,691,780  (1,266,025)  19,425,755
                                  -------------------------------------------------------------------------------------------------
C.  GROSS PROFIT                       0    4,127,609        0         0    (28,646)  (13,077)   4,085,886          0     4,085,886
D.  TOTAL OPERATING EXPENSES       3,549    4,789,488        0    60,000     95,204     2,222    4,950,463    (200,239)   4,750,224
                                  -------------------------------------------------------------------------------------------------
E.  NET INCOME (LOSS) FROM
     OPERATION(3,549) (661,879)   (3,549)    (661,879)       0   (60,000)  (123,850)  (15,299)    (864,577)    200,239     (664,338)
F.  NON-OPERATING, NON-RECURRING
       REVENUEE(EXPENSES))         8,049     (651,122)   60,000        0    129,370         0     (453,703)   (200,239)    (653,942)
                                  -------------------------------------------------------------------------------------------------
H.  NET INCOME (LOSS)             $4,500  ($1,313,001)  $60,000 ($60,000)    $5,520  ($15,299) ($1,318,280)         $0  ($1,318,280)
                                  =================================================================================================

                   II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)

                                                                                                  Sub      Elimin-
                                    FVSW      KCI       DEMI       JLP      SWC       SWCI       Total      ations       Total
                                    ----      ---       ----       ---      ---       ----       -----      ------       -----
A. Related to Business Operations:
    Total Revenue (Sales)                $23,880,692                     $896,203      $771  $24,777,666 ($1,266,025) $23,511,641
                                  ------------------------------------------------------------------------------------------------

    Less:  Cost of Goods Sold:
      Beginning Inventory at Cost         20,711,733                    1,313,953             22,025,686               22,025,686
      Add: Purchases                      25,776,642                    1,131,462    13,848   26,921,952  (1,266,025)  25,655,927
      Less:  Ending Inventory
              at Cost                     26,735,292                    1,520,566             28,255,858               28,255,858
                                  ------------------------------------------------------------------------------------------------
    Cost of Goods Sold                 0  19,753,083         0       0    924,849    13,848   20,691,780  (1,266,025)  19,425,755
                                  ------------------------------------------------------------------------------------------------

    Gross Profit                       0   4,127,609         0       0    (28,646)  (13,077)   4,085,886           0    4,085,886
                                  ------------------------------------------------------------------------------------------------

    Less:  Operating Expenses:
      Officer Compensation                    29,038                                              29,038                   29,038
      Salaries and Wages --
        Other Employees                    1,013,710                       31,975              1,045,685                1,045,685
      Employee Benefits
        and Pensions                 105     769,221                       17,294                786,620                  786,620
      Payroll Taxes                           89,611                        3,817                 93,428                   93,428
      Real Estate Taxes                       12,231                            0                 12,231                   12,231
      Federal and State
        Income Taxes                                                                                   0                        0
      Rent and Lease Expense                   1,889                          955                  2,844                    2,844
      Interest Expense                       560,728             60,000                          620,728    (189,370)     431,358
      Insurance                               47,911                            0                 47,911                   47,911
      Automobile Expense                                                       53                     53                       53
      Utilities                              383,132                        5,086        30      388,248                  388,248
      Depreciation and
        Amortization               3,444   1,128,724                            0              1,132,168                1,132,168
      Repairs and Maintenance                141,991                        1,069                143,060                  143,060
      Advertising                             39,706                            0                 39,706                   39,706
      Supplies, Office Expense
        and Photocopies                       51,647                           65                 51,712                   51,712
      Bad Debts                                                                 0                      0                        0
      Miscellaneous                    0     519,949        0         0    34,890     2,192      557,031     (10,869)     546,162
                                  ------------------------------------------------------------------------------------------------
    Total Operating Expenses       3,549   4,789,488        0    60,000    95,204     2,222    4,950,463    (200,239)   4,750,224
                                  ------------------------------------------------------------------------------------------------

    Net Income (Loss)
        From Operation            (3,549)   (661,879)       0   (60,000) (123,850)  (15,299)    (864,577)    200,239     (664,338)
                                  ------------------------------------------------------------------------------------------------

B. Not Related to Business Operations:
    Revenue:
      Interest Income              1,049               60,000             129,370                190,419    (189,370)       1,049
      Net Gain (Loss) on
        Sale of Assets                                                                    0                        0
      Other                        7,000      48,878        0         0         0         0       55,878     (10,869)      45,009
                                  ------------------------------------------------------------------------------------------------
    Total Non-Operating Revenue    8,049      48,878   60,000         0   129,370         0      246,297    (200,239)      46,058
                                  ------------------------------------------------------------------------------------------------

    Expenses:
      Legal and Professional Fees      0     700,000        0         0         0         0      700,000           0      700,000
      Other                            0           0        0         0         0         0            0           0            0
                                  ------------------------------------------------------------------------------------------------
    Total Non-Operating Expenses       0     700,000        0         0         0         0      700,000           0      700,000
                                  ------------------------------------------------------------------------------------------------

    Net Income (Loss) For Period  $4,500 ($1,313,001) $60,000  ($60,000)   $5,520  ($15,299) ($1,318,280)         $0  ($1,318,280)
                                  ================================================================================================

Note 1 - Beginning and ending inventory balances shown above do not include reserves related to LIFO and obsolescence that are reflected in the inventory balances shown on the Balance Sheet.
Note 2 - Interest income at DEMI and SWC is based on the balance of intercompany receivables.

                                IV. BALANCE SHEET

                                                                                                  Sub       Elimin-
                         FVSW        KCI         DEMI       JLP         SWC         SWCI         Total       ations         Total
                         ----        ---         ----       ---         ---         ----         -----       ------         -----
  ASSETS
  ------
Current
 Cash                             $3,997,336                              ($451)              $3,996,885                 $3,996,885
 Inventory               53,582   21,954,159                          1,715,758               23,723,499                 23,723,499
 Accounts Receivable              17,311,837                            506,688               17,818,525                 17,818,525
 Prepaid Expenses                  1,071,906                             25,068                1,096,974                  1,096,974
 Other - Exhibit H       78,147       30,999  14,669,793          0     299,430           0   15,078,369  (14,964,350)      114,019
                      --------------------------------------------------------------------------------------------------------------
   Total Current
    Assets              131,729   44,366,237  14,669,793          0   2,546,493           0   61,714,252  (14,964,350)   46,749,902
                      --------------------------------------------------------------------------------------------------------------

Fixed
 Property and
  Equipment           1,175,330  323,119,224                         21,201,404   3,659,087  349,155,045                349,155,045
 Accumulated
  Depreciation         (703,183)(234,802,221)                       (16,004,527) (2,989,169)(254,499,100)              (254,499,100)
                      --------------------------------------------------------------------------------------------------------------
   Total Fixed Assets   472,147   88,317,003           0          0   5,196,877     669,918   94,655,945             0   94,655,945
                      --------------------------------------------------------------------------------------------------------------

Other
-----
 Restricted
  Investments                      5,549,168                            401,599                5,950,767                  5,950,767
 Prepaid Pension
  Asset                          129,088,715                                                 129,088,715                129,088,715
 Deferred Financing
  Costs                            1,619,992                                                   1,619,992                  1,619,992
 Goodwill                            751,508                                                     751,508                    751,508
 Investment in J.L.
  Prescott/DEMI                                                       2,246,871                2,246,871   (2,246,871)            0
 Other - Exhibit I      190,000   44,933,719           0          0           0           0   45,123,719  (38,926,803)    6,196,916
                      --------------------------------------------------------------------------------------------------------------
   Total Other Assets   190,000  181,943,102           0          0   2,648,470           0  184,781,572  (41,173,674)  143,607,898
                      --------------------------------------------------------------------------------------------------------------

    Total Assets       $793,876 $314,626,342 $14,669,793         $0 $10,391,840    $669,918 $341,151,769 ($56,138,024) $285,013,745
                      ==============================================================================================================

  LIABILITIES
--------------
Current
-------
 Pre-Petition
  Accounts Payable                19,487,042                            883,007      53,018   20,423,067                 20,423,067
 Post-Petition
  Accounts Payable                 5,253,075                             25,253       2,119    5,280,447                  5,280,447
 Pre-Petition
  Accounts Payable
  - Affiliates       (2,649,073)  90,549,820   5,774,107 15,552,291 (89,758,156) (1,475,294)  17,993,695  (14,904,350)    3,089,345
 Post-Petition
  Accounts Payable
  - Affiliates           (6,896)     463,557                 60,000     (59,927)     21,426      478,160      (60,000)      418,160
 Pre-Petition
  Accrued Expenses
  - Exhibit J             3,183   27,927,526      35,632    (36,000)  6,668,381      62,661   34,661,383            0    34,661,383
 Post-Petition
  Accrued Expenses
  - Exhibit K                 0    1,771,955          0           0     118,030       1,739    1,891,724            0     1,891,724
 Pre-Petition Notes
  Payable and Current                                                                                  0                          0
  Maturities of
  Long Term Debt                  28,159,816                             20,290           0   28,180,106                 28,180,106
 Post-Petition Notes
  Payable and Current                                                                                  0                          0
  Maturities of
  Long Term Debt                  31,393,488                                  0               31,393,488                 31,393,488
 Accrued OPEB Cost                11,441,001                155,000     297,662           0   11,893,663                 11,893,663
 Income Taxes Payable                      0                                                           0                         0
 Pre-petition
  accrued pref.
  Stock dividends                 11,651,342                                                  11,651,342                 11,651,342
 Post petition
  accrued pref.
  Stock dividends                    456,915                                  0                  456,915                    456,915
                      -------------------------------------------------------------------------------------------------------------
    Total Current
     Liabilities     (2,652,786) 228,555,537   5,809,739 15,731,291 (81,805,460) (1,334,331) 164,303,990  (14,964,350)  149,339,640
                      --------------------------------------------------------------------------------------------------------------

Long Term
---------
 Pre-Petition
  Long Term Debt                  32,180,761                                                  32,180,761                 32,180,761
 Post-Petition
  Long Term Debt                                                                                       0                          0
 Accrued OPEB Cost       33,000  101,993,060              1,620,194   9,223,555              112,869,809                112,869,809
 Accrued Pension Cost                819,412                                                     819,412                    819,412
 Pre-Petition
  Accrued Expenses
  - Exhibit L                 0   11,096,137  3,573,908           0           0           0   14,670,045            0    14,670,045
 Post-Petition
  Accrued Expenses
  - Exhibit M                 0      150,577         0            0           0           0      150,577            0       150,577
                      --------------------------------------------------------------------------------------------------------------
    Total Long Term
     Liabilities         33,000  146,239,947  3,573,908   1,620,194   9,223,555           0  160,690,604            0   160,690,604
                      --------------------------------------------------------------------------------------------------------------

Preferred Stock                    2,112,000                                                   2,112,000                  2,112,000
---------------       --------------------------------------------------------------------------------------------------------------

 STOCKHOLDERS' EQUITY
   (DEFICIT)
  Common Stock           10,000   10,798,251          6   2,246,866   5,619,274       1,000   18,675,397   (7,877,145)   10,798,252
  Additional Paid-In
   Capital                        40,963,043                         27,579,007               68,542,050  (27,579,007)   40,963,043
  Accumulated
   Deficit            3,403,662 (114,030,311) 5,286,140 (19,598,351) 83,332,917   2,003,249  (39,602,694) (39,274,975)  (78,877,669)
  Treasury Stock                     (12,125)                       (33,557,453)             (33,569,578)  33,557,453       (12,125)
                      --------------------------------------------------------------------------------------------------------------
    Total
    Stockholders's
    Equity (Deficit)  3,413,662  (62,281,142) 5,286,146 (17,351,485) 82,973,745   2,004,249   14,045,175  (41,173,674)  (27,128,499)
                      --------------------------------------------------------------------------------------------------------------

    Total Liabilities
    & Stockholder's
    Equity (Deficit)   $793,876 $314,626,34  $14,669,793         $0  10,391,840    $669,918 $341,151,769 ($56,138,024) $285,013,745
                      ==============================================================================================================

Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.
Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.

                                    EXHIBIT H

                              OTHER CURRENT ASSETS

                                                                                                      Sub       Elimin-
                           FVSW      KCI       DEMI       JLP       SWC       SWCI       Total       ations       Total
                           ----      ---       ----       ---       ---       ----       -----       ------       -----
Interest Receivable        $3,147                                                          $3,147                 $3,147
Note Receivable            75,000                                                          75,000                 75,000
Intercompany Receivable                      14,669,793             294,557            14,964,350  (14,964,350)        0
Receivable from R. Missar                                             4,873                 4,873                  4,873
Short Term Investments               20,428                                                20,428                 20,428
Receivable From EB Plans              1,641                                                 1,641                  1,641
Stop Loss Receivable                  8,930                                                 8,930                  8,930
                                                                                                0                      0
                                                                                                0                      0
                         ------------------------------------------------------------------------------------------------
                          $78,147   $30,999 $14,669,793       $0   $299,430       $0  $15,078,369 ($14,964,350) $114,019
                         ================================================================================================


                                                 EXHIBIT I

                             OTHER LONG TERM ASSETS

                                                                                                   Sub       Elimin-
                                    FVSW        KCI      DEMI      JLP       SWC       SWCI       Total       ations       Total
                                    ----        ---      ----      ---       ---       ----       -----       ------       -----
Note Receivable                   $190,000                                                        $190,000                $190,000
Rail Cars                                      386,866                                             386,866                 386,866
Long Term Deferred Tax Asset                 5,292,000                                           5,292,000               5,292,000
Investment in Sherman
  Wire Corp.                                38,915,803                                          38,915,803   38,915,803)         0
Investment in Fox Valley
  Steel & Wire                                  10,000                                              10,000      (10,000)         0
Investment in Sherman Wire of
  Caldwell Inc.                                  1,000                                               1,000       (1,000)         0
Long Term Insurance Receivable                 323,250                                             323,250                 323,250
Deposits                                         4,800                                               4,800                   4,800
                                                                                                         0                       0
                                  ------------------------------------------------------------------------------------------------
                                  $190,000 $44,933,719       $0        $0         $0       $0  $45,123,719 ($38,926,80) $6,196,916
                                  ================================================================================================

                                    EXHIBIT J

                     PRE-PETITION ACCRUED EXPENSES - CURRENT

                                                                                            Sub       Elimin-
                             FVSW      KCI       DEMI       JLP       SWC       SWCI       Total       ations     Total
                             ----      ---       ----       ---       ---       ----       -----       ------     -----
Income Taxes                $3,183               $35,632 ($36,000)   ($70,091)  ($1,838)    ($69,114)             ($69,114)
Worker Comp Exp                       4,028,477                          (168)             4,028,309             4,028,309
Missar Pension                                                         19,935                 19,935                19,935
Unclaimed Property                                                     17,540                 17,540                17,540
Abandoned Real Estate Exp                 6,487                       658,744                665,231               665,231
Legal Fees                              311,357                       487,932                799,289               799,289
Self-Insurance Liability              2,537,192                     5,050,166              7,587,358             7,587,358
Pensions                                                               15,704                 15,704                15,704
Salaries/Wages                          717,383                        47,301                764,684               764,684
Holiday Pay/Vacations                 3,680,051                       127,854              3,807,905             3,807,905
FICA - Employer                         281,257                         3,257                284,514               284,514
Federal Unemployment Taxes                                              3,397                  3,397                 3,397
State Unemployment Taxes                                               20,577                 20,577                20,577
Defined Contribution Plan             1,521,426                        28,615              1,550,041             1,550,041
Medical Insurance                       206,559                        88,737    16,419      311,715               311,715
Utilities                               105,646                         5,049       307      111,002               111,002
Volume Incentive Plan                                                  72,000                 72,000                72,000
Property Tax                            204,119                        32,865     5,973      242,957               242,957
Sales/Use Tax                               375                         8,124     1,800       10,299                10,299
Customer Overpayments                                                  50,843                 50,843                50,843
Other - Plant Shut-Down                                                40,000    40,000                40,000
Goods received not invoiced             295,647                                              295,647               295,647
Unearned Revenue                      2,416,171                                            2,416,171             2,416,171
Sales                                 1,685,748                                            1,685,748             1,685,748
Manufacturing Misc                      300,000                                              300,000               300,000
Environmental                         7,951,976                                            7,951,976             7,951,976
Medical Insurance                       951,800                                              951,800               951,800
Accrued State Franchise Tax             215,742                                              215,742               215,742
Accrued Bank Service Charge              (9,925)                                              (9,925)               (9,925)
Accrued Interest                        454,639                                              454,639               454,639
Accrued aircraft fees                    40,223                                               40,223                40,223
Accrued taxes - other                    25,176                                               25,176                25,176
                           ------------------------------------------------------------------------------------------------
                            $3,183  $27,927,526  $35,632 ($36,000) $6,668,381   $62,661  $34,661,383       $0  $34,661,383
                           ================================================================================================

                                                 EXHIBIT K

                    POST PETITION ACCRUED EXPENSES - CURRENT

                                                                             Sub                             Elimin-
                                    FVSW      KCI       DEMI       JLP       SWC       SWCI       Total       ations     Total
                                    ----      ---       ----       ---       ---       ----       -----       ------     -----
Abandoned Real Estate Exp                                                      4,200                  4,200                 4,200
Pensions                                                                       8,113                  8,113                 8,113
Salaries/Wages                               453,423                          11,439                464,862               464,862
Holiday Pay/Vacations                         33,217                           6,431                 39,648                39,648
FICA - Employer                              152,974                            (218)               152,756               152,756
Federal Unemployment Taxes                                                     1,065                  1,065                 1,065
State Unemployment Taxes                                                       8,130                  8,130                 8,130
Defined Contribution Plan                    122,807                           7,332                130,139               130,139
Medical Insurance                            (66,861)                         (1,669)     (606)     (69,136)              (69,136)
Utilities                                    335,977                          54,911        30      390,918               390,918
Property Tax                                  12,231                          18,003     2,315       32,549                32,549
Sales/Use Tax                                  1,871                            (321)                 1,550                 1,550
Legal                                         46,286                             614                 46,900                46,900
Professional Fees                            700,000                                                700,000               700,000
Goods Received Not Invoiced                1,828,507                                              1,828,507             1,828,507
Worker's Compensation                       (147,738)                                              (147,738)             (147,738)
Unearned Revenue                          (2,170,566)                                            (2,170,566)           (2,170,566)
Sales                                        219,646                                                219,646               219,646
Abanondon Property                               154                                                    154                   154
Miscellaneous                                    340                                                    340                   340
Accrued State Franchise Tax                   21,619                                                 21,619                21,619
Accrued Bank Service Charge                    2,726                                                  2,726                 2,726
Accrued Self-Insurance Losses                 79,260                                                 79,260                79,260
Accrued Interest                              62,236                                                 62,236                62,236
Accrued travel                                 3,077                                                  3,077                 3,077
Accrued Management Fees                       80,769                                                 80,769                80,769
                                  ------------------------------------------------------------------------------------------------
                                       $0  $1,771,955        $0        $0   $118,030    $1,739   $1,891,724         $0 $1,891,724
                                  ================================================================================================

                                                 EXHIBIT L

                    PRE-PETITION ACCRUED EXPENSES - LONG TERM

                                                                             Sub                             Elimin-
                                    FVSW      KCI       DEMI       JLP       SWC       SWCI       Total       ations     Total
                                    ----      ---       ----       ---       ---       ----       -----       ------     -----
Environmental                              3,127,000    3,573,908                                 6,700,908             6,700,908
Workmans compensation                      1,846,775                                              1,846,775             1,846,775
Accrued Deferred Interest Exp.               781,715                                                781,715               781,715
L/T Deferred Compensation                     15,660                                                 15,660                15,660
Long Term Disability                          32,987                                                 32,987                32,987
L/T Deferred Tax Liability                 5,292,000                                              5,292,000             5,292,000
                                                                                                          0                     0
                                  ------------------------------------------------------------------------------------------------
                                        $0 $11,096,13  $3,573,908      $0         $0        $0  $14,670,045         $0 $14,670,045
                                  ================================================================================================


                                    EXHIBIT M

                   POST PETITION ACCRUED EXPENSES - LONG TERM

                                                                                                   Sub       Elimin-
                                    FVSW      KCI       DEMI       JLP       SWC       SWCI       Total       ations     Total
                                    ----      ---       ----       ---       ---       ----       -----       ------     -----
    Workmans compensation                   $118,448                                               $118,448              $118,448
    Accrued Deferred Interest Exp.            32,199                                                 32,199                32,199
    Long Term Disability                         (70)                                                   (70)                  (70)
                                                                                                          0                     0
                                                                                                          0                     0
                                                                                                          0                     0
                                                                                                          0                     0
                                                                                                          0                     0
                                  ------------------------------------------------------------------------------------------------
                                        $0  $150,577         $0        $0         $0        $0     $150,577         $0   $150,577
                                  ================================================================================================